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                                                                    EXHIBIT 23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT


We consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-122452) of Acacia Research Corporation of our report dated April 1, 2005 on the consolidated financial statements of Global Patent Holdings, LLC for the year ended December 31, 2004, which appears on page 1 of
Exhibit 99.1 of this Form 8-K.



/s/ L J SOLDINGER ASSOCIATES, LLC


Deer Park, Illinois
April 11, 2005